Exhibit 99.1

ICON ECI Fund Sixteen

Portfolio Overview

First Quarter 2014

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investment Following the Quarter	2

Portfolio Overview	3

Revolving Line of Credit	4

Performance Analysis	4

Transactions with Related Parties	4

Financial Statements	7

Forward Looking Statements	11

Additional Information	11

ICON ECI Fund Sixteen
As of August 31, 2014
Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Sixteen’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2014. References to “we,” “us,” and “our” are references to the Fund, references to the “Managing Owner” are references to the managing owner of the Fund, ICON MT 16, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund primarily makes investments in, or that are collateralized by, equipment and other corporate infrastructure (collectively, “Capital Assets”). The investments are in companies that utilize Capital Assets to operate their businesses. These investments are primarily structured as debt and debt-like financings such as loans, leases and other structured financing transactions in, or that are collateralized by, Capital Assets.

The Fund commenced its offering period on July 1, 2013. As of November 12, 2013, we raised a minimum of $1,200,000 (the “Initial Closing Date”), at which time shareholders were admitted and we commenced operations. As of June 13, 2014, we raised the $12,500,000 minimum offering amount for the Commonwealth of Pennsylvania. From the commencement of our offering through March 31, 2014, we sold 8,021 Class A shares and 156 Class I shares, representing an aggregate of $8,039,346 of capital contributions. We currently anticipate that the offering period will close no later than July 1, 2015, at which time, we will enter our operating period. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our wind down period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended March 31, 2014:

Murray Energy Corporation
Investment Date:	2/1/2014	Collateral:	Mining equipment acquired for $15,107,000.
Structure:	Lease
Expiration Date:	9/30/2015
Purchase Price:	$15,107,000
The Fund's Investment:	$1,726,000*
* Represents an additional contribution to the joint venture following the Fund's initial contribution on December 1, 2013.

ICON ECI Fund Sixteen

Investments During the Quarter (continued)

Blackhawk Mining, LLC
Investment Date:	3/4/2014	Collateral:	Mining equipment acquired for $25,359,000.
Structure:	Lease
Expiration Date:	2/28/2018
Purchase Price:	$25,359,000
Fund Participation:	$1,793,000

D&T Trucking, LLC
Investment Date:	3/28/2014	Collateral:	Trucks, trailers and other equipment acquired for $12,200,000.
Structure:	Lease
Expiration Date:	12/31/2018
Purchase Price:	$12,200,000
The Fund's Investment:	$1,525,000

Investment Following the Quarter

Geokinetics
Investment Date:	9/4/2014	Collateral:	Land based seismic testing equipment acquired for $10,677,000.
Structure:	Lease
Expiration Date:	8/31/2017
Purchase Price:	$10,677,000
Fund Participation:	$5,552,000

ICON ECI Fund Sixteen

Portfolio Overview

As of March 31, 2014, our portfolio consisted of the following investments:

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015	Net Carrying Value:	$2,375,719*
Current Status:	Performing	Credit Loss Reserve:	None

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018	Net Carrying Value:	$1,813,582*
Current Status:	Performing	Credit Loss Reserve:	None

D&T Trucking, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018	Net Carrying Value:	$1,486,336*
Current Status:	Performing	Credit Loss Reserve:	None
*Net carrying value of our investment in joint ventures is calculated as follows: investment at cost plus/less our share of the cumulative net income /loss of the joint venture and less distributions since the date of our initial investment.

ICON ECI Fund Sixteen

Revolving Line of Credit

On December 26, 2013, the Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of its assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which we have a beneficial interest. The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At March 31, 2014, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of March 31, 2014	$6,071,664
Leverage Ratio	0.11:1*
% of Receivables Collected for the Quarter ended March 31, 2014	100%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of August 31, 2014

Transactions with Related Parties

We have entered into certain agreements with our Managing Owner, Investment Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive (i) a dealer-manager fee for the Class A shares sold in the offering equal to 2% of gross offering proceeds and (ii) a distribution fee equal to 0.55% of gross offering proceeds from Class I shares sold in the offering for managing the distribution of the Class I shares.

In addition, we reimburse our Investment Manager and its affiliates for organization and offering expenses incurred in connection with our organization and offering of our shares. The reimbursement of these expenses will be capped at the lesser of 1.44% of the maximum primary offering amount of $241,000,000 and the actual costs and expenses incurred by our Investment Manager and its affiliates. Accordingly, our Investment Manager and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees of 2.5% of the total purchase price (including indebtedness incurred or assumed therewith) of, or the value of the Capital Assets secured by or subject to, each of our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.

Administrative expense reimbursements are costs incurred by our Investment Manager or its affiliates that are necessary to our operations. These costs include our Investment Manager’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us. Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our Investment Manager.

Our Managing Owner also has a 1% interest in our profits, losses, distributions and liquidation proceeds, subject to increase based on our investors achieving a preferred return. We paid or accrued distributions to our Managing Owner in the amount of $625 for the three months ended March 31, 2014.  Additionally, our Managing Owner’s interest in the net loss attributable to us was $1,848 for the three months ended March 31, 2014.

Fees and other expenses incurred by us to our Investment Manager and affiliates were as follows:

			Three Months Ended
Entity	Capacity	Description	March 31, 2014
ICON Capital, LLC	Investment Manager	Offering expense reimbursements (1)	$55,919
ICON Capital, LLC	Investment Manager	Organization cost reimbursements (2)	3,173
ICON Capital, LLC	Investment Manager	General and administrative reimbursements (2)	34,393
ICON Capital, LLC	Investment Manager	Management fees (2)	12,286
ICON Securities, LLC	Dealer-manager	Dealer-manager fees (1)	118,767
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (2)	175,593
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	101,524
ICON MT 16, LLC	Managing Owner	Distribution payable (1)	288
			$501,943
(1) Amount charged directly to shareholders' equity.
(2) Amount charged directly to operations.
(3) Amount capitalized and amortized to operations.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

At March 31, 2014, we had a net payable of $489,720 due to our Investment Manager and its affiliates that primarily consisted of administrative expense reimbursements, acquisition fees and offering expenses. At December 31, 2013, we had a net payable of $105,564 due to our Investment Manager and its affiliates that primarily consisted of administrative expense reimbursements.

From April 1, 2014 through August 8, 2014, we raised an additional $6,538,575 in capital contributions and incurred dealer-manager and distribution fees in the amount of $131,968.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Balance Sheets

	March 31,	December 31,
	2014	2013
	(unaudited)
Assets
Cash	$1,927,369	$1,027,327
Investment in joint ventures	5,675,638	897,996
Other assets	15,043	18,693
Total assets	$7,618,050	$1,944,016
Liabilities and Equity
Liabilities:
Due to Investment Manager and affiliates	$489,720	$105,564
Accrued expenses and other liabilities	249,863	92,513
Total liabilities	739,583	198,077

Commitments and contingencies

Equity:
Shareholders' capital:
Class A	6,830,838	1,693,429
Class I	47,629	52,510
Total shareholders' capital	6,878,467	1,745,939
Total liabilities and equity	$7,618,050	$1,944,016

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Statement of Operations (unaudited)

Three Months Ended
March 31, 2014
Revenue:
Income from investment in joint ventures	$65,231
Total revenue	65,231

Expenses:
Management fees	12,286
Administrative expense reimbursements	175,593
General and administrative	54,823
Interest	4,165
Organization costs	3,173
Total expenses	250,040
Net loss	$(184,809)

Net loss attributable to Fund Sixteen allocable to:
Additional Class A and I shareholders	$(182,961)
Managing Owner	(1,848)
$(184,809)

Additional Class A shares:
Net loss attributable to Fund Sixteen allocable to additional Class A shareholders	$(180,661)
Weighted average number of additional Class A shares outstanding	5,053
Net loss attributable to Fund Sixteen per weighted average additional Class A share	$(35.76)

Additional Class I shares:
Net loss attributable to Fund Sixteen allocable to additional Class I shareholders	$(2,300)
Weighted average number of additional Class I shares outstanding	65
Net loss attributable to Fund Sixteen per weighted average additional Class I share	$(35.65)

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Statement of Changes in Equity

	Class A						Class I		Total
	Managing Owner		Additional Shareholders		Total Class A		Additional Shareholders
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance, December 31, 2013	0.001	$(1,161)	2,016	$1,694,590	2,016	$1,693,429	65	$52,510	2,081	$1,745,939
Net loss	-	(1,848)	-	(180,661)	-	(182,509)	-	(2,300)	-	(184,809)
Proceeds from sale of shares	-	-	6,005	5,968,452	6,005	5,968,452	-	-	6,005	5,968,452
Sales and offering expenses	-	-	-	(587,385)	-	(587,385)	-	(1,308)	-	(588,693)
Distributions	-	(625)	-	(60,524)	-	(61,149)	-	(1,273)	-	(62,422)
Balance, March 31, 2014 (unaudited)	0.001	$(3,634)	8,021	$6,834,472	8,021	$6,830,838	65	$47,629	8,086	$6,878,467

ICON ECI Fund Sixteen
(A Delaware Statutory Trust)
Financial Statements
Statement of Cash Flows (unaudited)

Three Months Ended
March 31, 2014
Cash flows from operating activities:
Net loss	$(184,809)
Adjustments to reconcile net loss to net cash provided by operating activities:
Income from investment in joint ventures	(65,231)
Interest expense from amortization of debt financing costs	3,650
Interest expense, other	515
Due to Investment Manager and affiliates, net	226,442
Accrued expenses and other liabilities	7,946
Distributions from joint ventures	45,614
Net cash provided by operating activities	34,127
Cash flows from investing activities:
Investment in joint ventures	(4,904,295)
Distributions received from joint ventures in excess of profit	247,794
Net cash used in investing activities	(4,656,501)
Cash flows from financing activities:
Sale of Class A and Class I shares	5,968,452
Sales commissions and dealer-manager fees	(383,902)
Distributions to shareholders	(62,134)
Net cash provided by financing activities	5,522,416
Net increase in cash	900,042
Cash, beginning of period	1,027,327
Cash, end of period	$1,927,369
Supplemental disclosure of non-cash investing and financing activities:
Offering expenses payable to Investment Manager charged to equity	$55,919
Sales commission trail payable to third parties	$148,889
Acquisition fee payable to Investment Manager	$101,524
Distribution payable to Managing Owner	$288

ICON ECI Fund Sixteen

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.